Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 56 to Registration Statement No. 2-69062 on Form N-1A of our report dated February 17, 2016, relating to the financial statements and financial highlights of BlackRock Series Fund, Inc., comprising BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Government Money Market Portfolio (formerly BlackRock Money Market Portfolio), BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (collectively, the “Portfolios”), and the consolidated financial statements and financial highlights of BlackRock Global Allocation Portfolio (collectively, with the Portfolios, the “Series”), appearing in the Annual Report on Form N-CSR of the Series for the year ended December 31, 2015, and to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania

April 14, 2016